CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             LASERSIGHT INCORPORATED


                                            ------------------------------

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware
                                            ------------------------------

         LASERSIGHT INCORPORATED., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

         FIRST: That in a meeting duly held, at which a quorum was present and acting throughout, the board of directors of the Corporation (the "Board") duly adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation. The Board recommended adoption of such proposed amendment by the stockholders of the Corporation, and the Board directed that such proposed amendment be considered at a special meeting of the Corporation's stockholders or that consents be sought from the holders of a majority of the outstanding common stock for the adoption of such amendment. The resolution setting forth the proposed amendment to the Certificate of Incorporation is as follows:

         RESOLVED, that the Certificate of Incorporation of the Corporation be amended by inserting the following subparagraph (c) under paragraph "FOURTH;":

                  (c) Non-Voting Stock.The Corporation shall not issue any shares of non-voting stock.

         SECOND: That, thereafter, the holders of a majority of the outstanding common stock of the Corporation consented to the adoption of the foregoing resolution in a writing signed, dated, and delivered to the Corporation's principal place of business in accordance with the provisions of Section 228 of the General Corporation Law of Delaware.

         THIRD: That in accordance with the provisions of Section 228(d) of the General Corporation Law of Delaware, prompt written notice will be given to those stockholders who have not consented in writing to the adoption of the foregoing resolution.

         FOURTH: That this Amendment has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

         This  certificate  has been signed by Danghui Liu, the president of the
Corporation,   and  attested  to  by  Dorothy  Cipolla,  the  secretary  of  the
Corporation, on __February 18__________, 2005.




                                           _____/s/ Danghui Liu_________________
                                           Danghui Liu, President








ATTEST:

___/s/ Dorothy M. Cipolla___________________________
Dorothy Cipolla, Secretary









SOLICITORS,  39995, 00001, 100821648.2, Certificate of Amendment